UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HC CAPITAL TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, Pennsylvania 19428

The Value Equity Portfolio

The Growth Equity Portfolio

The Institutional U.S. Equity Portfolio

(collectively, the “Affected Portfolios”)

February 12, 2021

To the Shareholders of the Affected Portfolios:

A Special Meeting (the “Special Meeting”) of shareholders of the Affected Portfolios of the HC Capital Trust (the “Trust”) will be held on March 12, 2021 at 10:00 am (Eastern time) at the offices of the Trust. At the Special Meeting, shareholders of the Affected Portfolios will be asked to consider and vote upon important matters relating to the portfolio management services provided to them.

We encourage you to read the attached proxy statement (the “Proxy Statement”) thoroughly. While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card(s) enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card(s) may be completed by checking the appropriate box, and voting for or against the proposals described in the Proxy Statement. Please note that if you are a shareholder in more than one of the Affected Portfolios you will receive a proxy card for each Affected Portfolio. Your proxy cards are not duplicates and you must vote separately for each Affected Portfolio.

The Board of Trustees of the Trust (the “Board”) unanimously recommends that you vote “FOR” the approval of each proposal.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date any enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board.

As always, we thank you for your confidence and support.

Sincerely yours,

Colette Bergman

Vice President & Treasurer

HC Capital Trust

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, Pennsylvania 19428

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

of

THE VALUE EQUITY PORTFOLIO

THE GROWTH EQUITY PORTFOLIO

THE INSTITUTIONAL U.S. EQUITY PORTFOLIO

(collectively, the “Affected Portfolios”)

of

HC CAPITAL TRUST

to be held on March 12, 2021

TO THE SHAREHOLDERS:

Notice is hereby given (the “Notice of Meeting”) that a Special Meeting (the “Special Meeting”) of the shareholders of the Affected Portfolios of the HC Capital Trust (the “Trust”) will be held on Friday, March 12, 2021, at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, Pennsylvania 19428, at 10:00 am (Eastern time) for the following purposes:

At the Special Meeting, the shareholders of each of the Affected Portfolios will be asked to consider the terms of engagement of one of the investment advisory organizations that provides portfolio management services to each of the Affected Portfolios, as follows:

(1)	To approve or disapprove an amendment to the Portfolio Management Agreement between the Trust and Echo Street Capital Management, LLC relating to The Value Equity Portfolio.

(2)	To approve or disapprove an amendment to the Portfolio Management Agreement between the Trust and Echo Street Capital Management, LLC relating to The Growth Equity Portfolio.

(3)	To approve or disapprove an amendment to the Portfolio Management Agreement between the Trust and Echo Street Capital Management, LLC relating to The Institutional U.S. Equity Portfolio.

Shareholders of the Affected Portfolios will also transact such further business as may properly come before the Special Meeting or at any postponement or adjournment(s) thereof. Information concerning the proposals above is provided in the proxy statement attached to this Notice of Meeting.

Shareholders of record of the Affected Portfolios at the close of business on January 22, 2021 (the “Record Date”) are entitled to notice of the Special Meeting and any adjournments thereof. If you do not expect to attend the Special Meeting, please fill in, date, sign and return any enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States (if voting by mail) or vote by telephone or via the Internet in accordance with the instructions on the proxy card. If you attend the Special Meeting, you may vote your shares in person; a vote cast “in person” will revoke a previously submitted proxy card. Please note that if you are a shareholder in more than one of the Affected Portfolios you will receive a proxy card for each Affected Portfolio. Please sign and return each proxy card.

It is important that you return your signed proxy card(s) promptly so that a quorum may be ensured.

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING TO BE HELD ON March 12, 2021

The Notice of Special Meeting of Shareholders and Proxy Statement are available on the Internet at www.hccapitalsolutions.com.

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, PA 19428

PROXY STATEMENT

This proxy statement (“Proxy Statement”) and the enclosed proxy card(s) are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the HC Capital Trust (the “Trust”). The matters discussed in this Proxy Statement relate to the three series of the Trust identified in the table below (each an “Affected Portfolio” and collectively, the “Affected Portfolios”).

Proxies so solicited are intended for use at a special meeting of shareholders of the Affected Portfolios or any adjournment(s) of that meeting (the “Special Meeting”). The Special Meeting will be held at 10:00 am (Eastern Time) on Friday, March 12, 2021 at the offices of the Trust located at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, for the purposes set forth in the accompanying notice (“Notice of Meeting”). Further information about these matters is set forth in this Proxy Statement.

It is anticipated that this Proxy Statement, the accompanying Notice of Meeting and the enclosed proxy card(s) will first be mailed to shareholders on or about February 12, 2021. Only shareholders of record of one or more of the Affected Portfolios on January 22, 2021 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting.

The table below summarizes the proposals (each, a “Proposal”) to be presented at the Special Meeting, and indicates which shareholders will be entitled to vote with respect to each of the Proposals and the number of shares outstanding (“Record Date Shares”) for each Affected Portfolio as of the Record Date:

Summary of Proposal	Affected Portfolio	Record Date Shares for Affected Portfolio

Proposal 1

Approval of an amendment to the Portfolio Management Agreement between the Trust, on behalf of The Value Equity Portfolio, and Echo Street Capital Management, LLC (“Echo Street”).	The Value Equity Portfolio	HC Strategic Shares: HC Advisors Shares:	0

Proposal 2

Approval of an amendment to the Portfolio Management Agreement between the Trust, on behalf of The Growth Equity Portfolio, and Echo Street.	The Growth Equity Portfolio	HC Strategic Shares: HC Advisors Shares:	0

Proposal 3

Approval of an amendment to the Portfolio Management Agreement between the Trust, on behalf of The Institutional U.S. Equity Portfolio, and Echo Street.	The Institutional U.S. Equity Portfolio	HC Strategic Shares: HC Advisors Shares:	0

Each shareholder of record on the Record Date is entitled to one full vote for each full share held and a proportionate fractional vote for each fractional share held as to each Proposal on which such shareholder is entitled to vote. If you are a shareholder of more than one Affected Portfolio, you will receive a proxy card for each such Affected Portfolio. Shareholders must vote each proxy separately as each represents a separate Proposal for that one Affected Portfolio. Shareholders of each of the Affected Portfolios will vote together on the respective Proposals without regard to the class of shares held. Implementation of the several proposals listed above is not contingent on the approval of all Proposals; each Proposal that is approved by an Affected Portfolio identified in the table will be implemented without regard to whether shareholders entitled to vote on any other Proposal approve such other Proposal.

Quorum; Vote Required to Approve Proposals

The presence of the holders of 40% of the shares of an Affected Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Affected Portfolio. Approval of each of the Proposals requires the approval of the holders of a “majority of the outstanding voting securities” of the relevant Affected Portfolio. Under the Investment Company Act of 1940, as amended, (the “1940 Act”), this means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the relevant Affected Portfolio’s outstanding voting securities. Persons and groups known by management to beneficially own 5% or more of the Record Date Shares of the Affected Portfolios are listed in this Proxy Statement under the heading “Additional Information.”

If the accompanying proxy is executed properly and returned (if voting by mail) or voted in accordance with the telephone or Internet voting procedures described in the proxy, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. The Board recommends a vote “FOR” the approval of each Proposal. If a signed proxy card is returned, but no instructions are specified, shares will be voted “FOR” approval of a Proposal, and according to the best judgment of the proxy holders on all other matters. Costs associated with the solicitation of proxies will be borne by the Affected Portfolios. HC Capital Solutions, a separate operating division of Hirtle Callaghan & Co. LLC (the “Adviser”), serves as the primary investment adviser to the Trust. Officers of the Adviser may assist in the solicitation without separate compensation. If the votes required to approve a Proposal are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of an Affected Portfolio’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.

Copies of the Trust’s Annual Report to Shareholders, dated June 30, 2020, have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of those reports without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

INTRODUCTION AND BACKGROUND.

Background. The Trust is a diversified, open-end management investment company. It is designed to operate as a “multi-manager” or “manager of managers” vehicle through which the Adviser and/or its affiliates implement certain asset allocation strategies on behalf of their investment advisory clients. Day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios (each, a “Portfolio”) by one or more investment advisory organizations (each, a “Specialist Manager”). The Adviser serves as the Trust’s primary investment adviser for each Portfolio, including the Affected Portfolios. In this capacity, the Adviser is responsible for selecting Specialist Managers that it believes will achieve favorable investment results relative to selected benchmarks, and/or monitoring the performance and adherence to stated styles of the Specialist Managers. The Adviser is also responsible for allocating portfolio assets among Specialist Managers and allocations to any Specialist Manager may vary between 0% to 100%, at the discretion of the Adviser. The Trust’s Board is responsible for oversight of the management of the business and affairs of the Trust.

Although each of the Specialist Managers is required to adhere to the investment objective, policies and restrictions of the Portfolio served, each firm is also expected to do so in the context of its particular investment management style. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to (a) identify and retain Specialist Managers who have achieved and will continue to achieve favorable investment results relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selection processes); (c) monitor Specialist Managers’ performance and adherence to stated styles; and (d) effectively allocate portfolio assets among Specialist Managers.

The Adviser, with the oversight of the Trust’s Board of Trustees, is responsible for continuously monitoring both the overall performance of the Portfolios and the likelihood that continuation of individual Specialist Managers is consistent with the best interests of each Portfolio and the expectations of its shareholders. Similarly, the Adviser is responsible for monitoring other investment advisory organizations and, as an integral part of the Specialist Manager selection process, providing the Board with its recommendations about changes in each Portfolio’s roster of Specialist Managers, in each case with a view to enhancing the ability of the Portfolio to achieve its overall investment objective.

The Board has approved the engagement of each the proposed Specialist Managers to serve each of the respective Affected Portfolios based on the recommendations of the Adviser.

Shareholder Action

Implementation of each of the proposed new agreements (the “Proposed Agreements”) requires the approval of the shareholders of the relevant Affected Portfolio. Provided shareholder approval is obtained, the Proposed Agreements will become effective as soon as is reasonably practicable following their approval by shareholders. If one or more of the Proposed Agreements is not approved by shareholders, the Portfolio or Portfolios for which the Proposals were rejected will continue to be managed by the current Specialist Managers pursuant to the terms and conditions of the portfolio management agreements then in effect and the Board will meet to determine the best course of action. The fact that one or more of the Proposals are not approved will not affect the implementation of those Proposals that are approved.

Further Information

Information about each of the Affected Portfolios, the Proposed Agreements and a comparison of the current and proposed fee structures is set forth below under Proposals No. 1 through 3; an illustration of the impact that the new fee structures would have had on each Affected Portfolio had they been in effect during the fiscal year ended June 30, 2020, appears in Appendices A through C to this Proxy Statement. Additional information concerning Echo Street is set forth in a Specialist Managers Guide in Appendix D to this Proxy Statement.

PROPOSALS NO. 1 - 3:

Approval of new Portfolio Management Agreements between the Trust and Echo Street on behalf of each of The Value Equity Portfolio, The Growth Equity Portfolio and The Institutional U.S.

Equity Portfolio

At a special meeting of the Board held on January 20, 2021, the Adviser recommended that the existing Portfolio Management Agreements (the “Agreements”) between the Trust and Echo Street related to each of the Affected Portfolios be amended to allow for an increase in the fee payable to Echo Street.

The Agreements were originally approved by the Board in December 2019 and by shareholders of each Affected Portfolio in February 2020. In November 2020, Echo Street informed the Adviser that it was increasing the management fees charged to all of its funds and accounts by an average of 0.20% as of January 1, 2021. After further discussion between Echo Street and the Adviser, the Adviser determined that it was in the best interests of each of the Affected Portfolios to retain the services of Echo Street and the Adviser recommended to the Board that it approve an effective 0.10% increase to the fee payable to Echo Street by each Affected Portfolio as follows:

Current Fee

Echo Street is entitled to a fee at the annual rate of 0.75% of the first $50 million of Combined Assets; 0.60% of the next $50 million of Combined Assets; 0.50% of the next $100 million of Combined Assets; and 0.45% on Combined Assets in excess of $200 million. “Combined Assets” is the aggregate of all assets allocated to Echo Street in each of the three Trust Portfolios.

Proposed Fee

Echo Street will be entitled to a fee at the annual rate of 0.85% on the first $50 million of Combined Assets; 0.70% on the next $50 million; 0.60% on the next $100 million of Combined Assets; and 0.55% on Combined Assets in excess of $200 million. “Combined Assets” is the aggregate of all assets allocated to Echo Street in each of the three Trust Portfolios.

There will be no change in the services provided to the Affected Portfolios by Echo Street or the personnel assigned to provide those services.

At the January 20, 2021 meeting of the Board, the Board approved the proposed amendments (the “Proposed Amendments”) to the Agreements for each of the Affected Portfolios. The Proposed Amendments do not change any terms of the Agreements other than the fee payable.

The Proposed Amendments will become effective as soon as reasonably practicable following the Special Meeting. In the event that one or more of the Proposed Amendments is not approved by an Affected Portfolio’s shareholders, the Specialist Managers other than Echo Street will continue to manage that Affected Portfolio and Echo Street will be informed of the shareholders’ failure to approve the Proposed Amendments. The total percentage of each of the Affected Portfolios’ assets to be managed by Echo Street is be determined by the Adviser in order to achieve the desired total portfolio diversification and reward-risk characteristics.

Information about the basis upon which the Board based its approval of the respective Proposed Amendments is set forth below. Information about Echo Street is set forth in the Specialist Managers Guide in Appendix D, below. A copy of the form of the Proposed Amendments to the Agreements with Echo Street appears as Exhibit 1 to this Proxy Statement.

The fees payable to Echo Street by each of the Affected Portfolios under the Proposed Amendments will be higher than those currently payable to Echo Street. To the extent that assets of a given Affected Portfolio are allocated to Echo Street to manage, the overall management fee of that Affected Portfolio will increase, although the exact level of such increase will depend on the final allocation of assets amongst the various Specialist Managers. Appendices A through C provide illustrations of the impact on each Affected Portfolio’s fees and expenses if the Proposed Agreements had been in place during the fiscal year ended June 30, 2020 based on the allocations among Specialist Managers that existed on December 31, 2020.

THE BOARD RECOMMENDS THAT:

SHAREHOLDERS OF EACH OF THE AFFECTED PORTFOLIOS

VOTE, RESPECTIVELY, “FOR” PROPOSALS NO. 1 THROUGH 3

Factors Considered by the Board in Approving the Proposals.

At a special meeting held on January 20, 2021, the Board, including a majority of the members of the Board of Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”), considered and approved each of the Proposed Amendments subject to the approval of the shareholders of the respective Affected Portfolios. In connection with its deliberations, the Board reviewed and considered information about Echo Street, including information provided by Echo Street in response to a set of requests for information submitted to it by the Independent Trustees in connection with their consideration of the Proposed Amendments. The Board also reviewed and considered information about Echo Street’s business operations, financial position, profitability, other accounts and related information, including the impact of the COVID-19 pandemic on the firm. The Independent Trustees and their independent legal counsel also conferred in executive sessions both with and without representatives of management.

In concluding that approval of each of the Proposed Amendments was in the best interests of each of the respective Affected Portfolios and consistent with the expectations of its shareholders, the Board gave substantial weight to the Adviser’s assessment of the structure of each Affected Portfolio, the role of Echo Street and each of the other Specialist Managers currently serving each Affected Portfolio, along with the benefits of continuing to engage Echo Street to manage a portion of each of the respective Affected Portfolios’ assets.

The Board considered information provided to it by the Adviser and Echo Street with respect to the nature, extent and quality of the services being provided by Echo Street, Echo Street’s performance record in managing assets for the Trust as well as investment accounts similar to the respective Affected Portfolios, Echo Street’s commitment to maintaining a consistent investment strategy, the size and depth of Echo Street’s organization and other factors. The Board also considered the expected effect of the proposed fee increases on the overall expenses of each Affected Portfolio.

The information received from the Adviser included the Adviser’s overall evaluation of Echo Street, the investment style that Echo Street brings to its assignments, the proposed fee increase in relation to the fees charged by Echo Street to its similarly-managed accounts and the fee that other advisers may charge for a similar service, the Adviser’s expectations for each Affected Portfolio and the types of circumstances that may lead the Adviser to recommend changes in the level of assets allocated to the strategy assigned to Echo Street.

In summary, the Board concluded that the implementation of each of the Proposed Amendments and the continued access to Echo Street’s services would be in the best interests of the Trust and the shareholders of each respective Affected Portfolio. During the course of its deliberations, and as indicated above, the Board considered recommendations made by the Adviser as well as information provided to it relating to Echo Street’s management style and past performance record. Specifically, in considering the nature, extent and quality of the services provided by Echo Street, the Board considered information provided by the Adviser and Echo Street with respect to the firm’s commitment to implementing a consistent investment program, the performance achieved for the Trust and other clients in the past, and information relating to the firm’s compliance programs and back office systems. The Board further considered information with respect to the experience and professional backgrounds of the members of the portfolio management team. In concluding that the services provided by Echo Street were reasonably likely to continue to benefit each Affected Portfolio, the Board did not rely upon any single factor, but gave substantial weight to the Adviser’s recommendations and its view with respect to the ability of Echo Street to carry out the investment policies of each Affected Portfolio and to implement its investment strategies.

The Board also determined that the rate at which Echo Street would be compensated for its services under the applicable Proposed Amendments was reasonable. During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to the Affected Portfolios managed by other investment advisers (the “peer group”) and with information from Echo Street regarding the fee structures of its similarly-managed accounts. While the Board found the information presented useful as an indication of the range of fees and services in the peer groups and among Echo Street’s similarly-managed accounts, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of each Affected Portfolio and of the Trust as a whole and the fact that the rate at which Echo Street is to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser. The Board was aware of the fact that implementing the Proposed Amendments could result in an increase in the overall advisory fees paid by each of the Affected Portfolios at certain asset levels, but balanced such increases against the advantage to each Affected Portfolio expected to be achieved by virtue of access to the investment strategies employed by Echo Street. The Board also recognized that the overall levels of advisory fees and expenses experienced by each Affected Portfolio depend upon the manner in which the assets of such Affected Portfolio are allocated among the various Specialist Managers by the Adviser.

In concluding that the continued engagement of Echo Street would be appropriate and, further, that approval of each of the Proposed Amendments was in the best interests of shareholders of each respective Affected Portfolio, the Board considered it of importance that, like all of the portfolios of the Trust, the Affected Portfolios are designed primarily to serve as vehicles through which the Adviser implements asset allocation strategies on behalf of investment advisory clients of the Adviser and its affiliates and that shares of the Affected Portfolios are generally available only to such clients. The Board also had before it information to the effect that Echo Street is responsible only for the day-to-day investment decisions for that portion of the assets of each Affected Portfolio allocated to it. Moreover, the Board was informed that Echo Street does not participate in the administration of any of the Affected Portfolios or the distribution of their shares and receives limited, if any, benefit from its association with the Affected Portfolios or the Trust other than investment advisory fees received. The Board reviewed the portfolio management services provided by Echo Street, referencing the investment styles employed, the experience of the personnel assigned to each Affected Portfolio and the past performance of Echo Street including, as applicable, peer group comparisons and comparisons with each of Echo Street’s other similarly-managed accounts. The Board also considered the Trust’s past experience with Echo Street, which has managed assets of the Trust since early 2020. The Board considered that Echo Street is not affiliated with the Adviser and that the rate to be paid under the Proposed Amendments represents arm’s-length negotiation between the Adviser and Echo Street. For these reasons, the Board determined that the profitability to Echo Street from its relationship with the Affected Portfolios was not a material factor in its deliberations with respect to consideration of the approval of each Proposed Amendment. The Board further considered that the arm’s-length negotiations between the Adviser and Echo Street resulted in scheduled breakpoints designed to recognize economies of scale where appropriate.

Information About the Agreements.

Each of the Agreements requires the named service provider to: (i) provide a continuous investment program for that portion of the respective Affected Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the 1940 Act. Each Agreement also provides: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the 1940 Act.

For more information on the fees and expenses of the Affected Portfolios, see the pro-forma fee and expense tables in Appendices A through C.

With respect to duration and termination, each Agreement provides that it shall continue in effect for a period of two years from the date on which it became effective. Each Agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board or the vote of the holders of a majority of the respective Affected Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

If each Proposal is approved, the Proposed Amendments will become effective as soon as reasonably practicable following the Special Meeting. In the event that a Proposed Amendment is not approved by an Affected Portfolio’s shareholders, Echo Street will be informed of the shareholders’ failure to approve the Proposed Amendment and the other Specialist Managers will continue to manage that Affected Portfolio.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Special Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment and in the interests of the applicable Affected Portfolio.

VOTES REQUIRED FOR APPROVAL OF MATTERS AT THE SPECIAL MEETING

The presence of the holders of 40% of the shares of an Affected Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Affected Portfolio. Approval of each Proposal requires the approval of the holders of a “majority of the outstanding voting securities” of that Affected Portfolio. Under the 1940 Act, this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Affected Portfolio’s outstanding voting securities.

A properly executed and returned proxy, or a proxy voted in accordance with the telephone or Internet voting procedures described in the proxy, marked with an abstention will be considered present at the Special Meeting of shareholders for the purpose of determining the existence of a quorum. Abstentions will thus not constitute a vote “for” or “against” any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of the applicable Affected Portfolio.

ADDITIONAL INFORMATION

Management of the Trust.

Information about HC Capital Solutions. Under the terms of two separate discretionary investment advisory agreements (the “HC Agreements”) with the Trust, the Adviser continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Each of the HC Agreements also authorizes the Adviser to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time. In addition, the HC Agreements provide that the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the HC Agreements, the Adviser is entitled to receive an annual fee of 0.05% of each Affected Portfolio’s average net assets. For the fiscal year ended June 30, 2020, the Adviser received advisory fees from each of the Affected Portfolios as follows:

The Value Equity Portfolio	$283,000
The Growth Equity Portfolio	$381,000
The Institutional U.S. Equity Portfolio	$817,000

The Adviser is a division of Hirtle, Callaghan & Co. LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by Jonathan J. Hirtle. The Adviser’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, 5th floor, West Conshohocken, PA 19428. Geoffrey A. Trzepacz, Chief Operating Officer of Hirtle, Callaghan & Co., LLC, serves as President of the Trust. The current HC Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at a meeting of the Board held on March 10, 2020 and were last approved by shareholders of the Affected Portfolios on the following dates:

The Value Equity Portfolio	December 27, 2006
The Growth Equity Portfolio	December 27, 2006
The Institutional U.S. Equity Portfolio	August 8, 2008

Information about the Other Specialist Managers.

The Value Equity Portfolio

The Value Equity Portfolio is currently managed by four Specialist Managers: Echo Street, Frontier Capital Management Company, LLC (“Frontier”), Mellon Investments Corporation (“Mellon”), and Parametric Portfolio Associates, LLC (“Parametric”).

Frontier’s principal offices are located at 99 Summer Street, Boston, MA 02110. Mellon’s principal offices are located at BNY Mellon Center, One Boston Place, Boston, MA 02108. Parametric’s principal offices are located at 800 Fifth Ave, Suite 2800 Seattle, WA 98104.

Each of these Specialist Managers is compensated according to its own fee schedule, including in some cases a single Specialist Manager earning different fees for different strategies, as follows:

Frontier

Frontier is entitled to receive a fee at an annual rate of 0.45% on the first $90 million of the Combined Assets (as defined below), and 0.75% for all assets allocated to it in excess of $90 million of such Combined Assets.

The term “Combined Assets” means the sum of the net assets of that portion of each of The Value Equity Portfolio, The Institutional U.S. Equity Portfolio and The Small Capitalization-Mid Capitalization Equity Portfolio allocated to Frontier from time-to-time along with the net assets of each of those separately managed accounts advised by Hirtle Callaghan & Co. LLC for which Frontier provides day-to-day portfolio management services.

During the fiscal year ended June 30, 2020, Frontier did not have any assets of The Value Equity Portfolio allocated to it.

Mellon

So long as the aggregate assets allocated to Mellon (“Combined Mellon Assets” as defined below) exceed $2 billion, Mellon receives a fee from The Value Equity Portfolio of 0.04% of assets committed to Mellon’s Index Strategy; 0.065% of the assets committed to Mellon’s Factor Strategy; and 0.08% of the assets committed to Mellon’s U.S. Multi-Factor Strategy. If the Combined Mellon Assets fall below $2 billion, these fees will be calculated at an annual rate of 0.065% of assets committed to Mellon’s Index Strategy, 0.075% of the assets committed to Mellon’s Factor Strategy and 0.10% of the assets committed to Mellon’s U.S. Multi-Factor Strategy.

The term “Combined Mellon Assets” means the sum of: (a) the net assets of The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio of the Trust (collectively, the “Trust Portfolios”) managed by Mellon; and (b) the net assets of each other investment advisory account for which HC Capital Solutions or one of its affiliates serves as investment adviser and for which Mellon provides portfolio management services using the strategies employed in the Trust Portfolios.

During the fiscal year ended June 30, 2020, Mellon did not have any assets of The Value Equity Portfolio allocated to it.

Parametric

For its services to The Value Equity Portfolio related to its Liquidity Strategy, Parametric receives a fee from the Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below); 0.10% of the next $100 million of the Combined Liquidity Assets and 0.05% on Combined Liquidity Assets over $150 million. The term “Combined Liquidity Assets” means the sum of the net assets of that portion of each of several Trust Portfolios allocated to Parametric from time-to-time in their Liquidity Strategy. Parametric is also entitled to receive a flat fee of $10,000 per year per Portfolio, provided that 1/12 of such fee related to the Portfolio will be waived with respect to each calendar month during which no assets of the Portfolio were allocated to Parametric for investment in their Liquidity Strategy. During the fiscal year ended June 30, 2020, Parametric received a fee of 0.16% of the average daily net assets for the portion of The Value Equity Portfolio allocated to the Liquidity Strategy.

For its services to The Value Equity Portfolio related to its Targeted Strategy, Parametric receives a fee from the Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.05% of the Targeted Strategy Assets (as defined below). The term “Targeted Strategy Assets” means the sum of the net assets of that portion of each of several Trust Portfolios allocated to Parametric from time-to-time in their Targeted Strategy. Parametric is also entitled to receive a flat fee of $5,000 per year, provided that such fee will be waived with respect to each calendar year during which no Portfolio assets were allocated to the Targeted Strategy Assets. During the fiscal year ended June 30, 2020, Parametric received a fee of 0.22% of the average daily net assets for the portion of The Value Equity Portfolio allocated to the Targeted Strategy.

For its services to The Value Equity Portfolio related to its Tax-Managed Custom Strategy, Parametric receives a fee from the Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.10% of the first $250 million of Combined Tax-Managed Strategy Assets (as defined below), 0.09% of the next $250 million of Combined Tax-Managed Strategy Assets, 0.08% of the next $500 million of Combined Tax-Managed Strategy Assets and 0.07% of Combined Tax-Managed Strategy Assets exceeding $1 billion. The term “Combined Tax-Managed Strategy Assets” means the sum of the net assets of that portion of each of several Trust Portfolios allocated to Parametric from time-to-time in their Tax-Managed Custom Strategy. During the fiscal year ended June 30, 2020, Parametric received a fee of 0.08% of the average daily net assets for the portion of The Value Equity Portfolio allocated to the Tax-Managed Custom Strategy.

The Growth Equity Portfolio

The Growth Equity Portfolio is currently managed by four Specialist Managers: Echo Street, Jennison Associates LLC (“Jennison”), Mellon and Parametric.

Jennison’s principal offices are located at 466 Lexington Avenue, New York, NY 10017.

Each of these Specialist Managers is compensated according to its own fee schedule, including in some cases a single Specialist Manager earning different fees for different strategies, as follows:

Jennison

Jennison is entitled to receive a maximum annual fee of 0.30% of the average daily net assets of that portion of each of the Growth Equity and Institutional U.S. Equity Portfolios allocated to Jennison (the “Jennison Account”). Jennison’s fee may be lower, however, to the extent the application of the fee schedule set forth below (“Combined Fee Schedule”) to the aggregate market value of the Jennison Account and certain other assets managed by Jennison, for clients of the Adviser, (“Related Accounts”) (together, the “Combined Assets”) results in a lower fee. Under the Combined Fee Schedule, Jennison would receive from the Growth and Institutional U.S. Equity Portfolios advisory fees as set forth in the table below. For purposes of the Combined Fee Schedule, a “Related Account” is an account that is managed by Jennison in a manner similar in terms of investment objectives and strategy to the Jennison Account for the benefit of institutional investors who are clients of the Adviser.

For Combined Assets of:	The fee* paid to Jennison would be:
On the First $10 million	0.75% of the avg. daily net assets of those Combined Assets
On the Next $30 million	0.50% of the avg. daily net assets of those Combined Assets
On the Next $25 million	0.35% of the avg. daily net assets of those Combined Assets
One the Next $335 million	0.25% of the avg. daily net assets of those Combined Assets
One the Next $600 million	0.22% of the avg. daily net assets of those Combined Assets
On the next $4 billion	0.20% of the avg. daily net assets of those Combined Assets
Over $5 billion	0.25% of the avg. daily net assets of those Combined Assets

*   Under the Combined Fee Schedule, the fee paid to Jennison is subject to the maximum annual fee of the average daily net assets of that portion of Portfolios allocated to Jennison.

For its services to The Growth Equity Portfolio during the fiscal year ended June 30, 2020, Jennison received a fee of 0.29% of the average daily net assets of that portion of the Portfolio allocated to the Jennison Account.

Mellon

For its services to The Growth Equity Portfolio, Mellon is entitled to receive the same fee as it receives for The Value Equity Portfolio, above.

During the fiscal year ended June 30, 2020, Mellon did not have any assets of The Growth Equity Portfolio allocated to it.

Parametric

For its services to The Growth Equity Portfolio, Parametric is entitled to receive the same fees as it receives for The Value Equity Portfolio, above.

During the fiscal year ended June 30, 2020, Parametric received a fee of 0.17% of the average daily net assets for the portion of The Growth Equity Portfolio allocated to the Liquidity Strategy, 0.18% of the average daily net assets for the portion of The Growth Equity Portfolio allocated to the Targeted Strategy and 0.08% of the average daily net assets for the portion of The Growth Equity Portfolio allocated to the Tax-Managed Custom Strategy.

The Institutional U.S. Equity Portfolio

The Institutional U.S. Equity Portfolio is currently managed by seven Specialist Managers: Echo Street, Frontier, Jennison, Mellon, Parametric, Pacific Investment Management Company LLC (“PIMCO”) and Wellington Management Company LLP (“Wellington Management”).

PIMCO’s principal offices are located at 650 Newport Center Drive, Newport Beach, CA 92660. Wellington Management’s principal offices are located at 280 Congress Street, Boston, MA 02210.

Each of these Specialist Managers is compensated according to its own fee schedule, including in some cases a single Specialist Manager earning different fees for different strategies, as follows:

Frontier	For its services to The Institutional U.S. Equity Portfolio, Frontier is entitled to receive the same fee as it receives for The Value Equity Portfolio, above.

During the fiscal year ended June 30, 2020, Frontier received a fee of 0.45% of the average daily net assets for the portion of The Institutional U.S. Equity Portfolio allocated to it.

Jennison

For its services to The Institutional U.S. Equity Portfolio, Jennison is entitled to receive the same fee as it receives for The Value Equity Portfolio, above.

For its services to The Institutional U.S. Equity Portfolio during the fiscal year ended June 30, 2020, Jennison received a fee of 0.29% of the average daily net assets of that portion of the Portfolio allocated to the Jennison Account.

Mellon

For its services to The Institutional U.S. Equity Portfolio, Mellon is entitled to receive the same fee as it receives for The Value Equity Portfolio, above.

During the fiscal year ended June 30, 2020, Mellon received a fee of 0.04% of the average daily net assets of the portion of The Institutional U.S. Equity Portfolio allocated to its Index Strategy and 0.065% of the average daily net assets of the portion of The Institutional U.S. Equity Portfolio allocated to its Factor Strategy. No assets of The Institutional U.S. Equity Portfolio were allocated to Mellon’s U.S. Multi-Factor Strategy.

Parametric

For its services to The Institutional U.S. Equity Portfolio, Parametric is entitled to receive the same fees as it receives for The Value Equity Portfolio, above except that there is no Tax-Managed Custom Strategy in The Institutional U.S. Equity Portfolio.

During the fiscal year ended June 30, 2020, Parametric received a fee of 0.08% of the average daily net assets for the portion of The Institutional U.S. Equity Portfolio allocated to the Liquidity Strategy, and 0.11% of the average daily net assets for the portion of The Institutional U.S. Equity Portfolio allocated to the Targeted Strategy.

PIMCO

PIMCO is entitled to receive an annual fee of 0.25% of assets allocated to PIMCO’s Enhanced Index Strategy.

PIMCO is entitled to receive an annual fee with respect to assets allocated to its RAFI US Multi-Factor Strategy at the annual rate of 0.175% of the first $600 million of the Combined RAFI US Multi-Factor Strategy Assets; 0.15% on the next $700 million of Combined RAFI US Multi-Factor Strategy Assets; and 0.125% on Combined RAFI US Multi-Factor Strategy Assets over $1.3 billion. Should these aggregate assets not reach or fall below $600 million, PIMCO’s fee will be calculated at an annual rate of 0.20%; however, for the twelve month period ending December 20, 2019, this fee for the minimum asset requirement was voluntarily waived to 0.175% of the average daily net assets of the account.

The term “Combined RAFI US Multi-Factor Strategy Assets” means the sum of the net assets of that portion of each of the Portfolios allocated to PIMCO’s RAFI US Multi-Factor Strategy from time-to-time.

During the fiscal year ended June 30, 2020, PIMCO was not allocated assets to PIMCO’s enhanced index strategy and received fees of 0.175% during the period ended December 20, 2019, and 0.20% thereafter for the portion of The Institutional U.S. Equity Portfolio allocated to the RAFI US Multi-Factor Strategy.

Wellington Management

Wellington Management is entitled to receive from the Portfolio a fee, payable monthly, at an annual rate of 0.75% of the average daily net assets on the first $50 million of the Combined Assets allocated to Wellington Management and 0.65% on assets over $50 million of Combined Assets. Combined Assets means the sum of (a) the net assets of The Institutional U.S. Equity Portfolio allocated to Wellington Management and (b) the net assets for clients of the Adviser managed by Wellington Management within the same strategy.

During the fiscal year ended June 30, 2020, Wellington Management received a fee of 0.75% of the average daily net assets for the portion of The Institutional U.S. Equity Portfolio allocated to it.

Administration and Related Services. Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration, transfer agency and accounting services to the Trust pursuant to the terms of separate agreements between Citi and the Trust. Citi is located at 4400 Easton Commons, Suite 200, Columbus, OH 43219.

Distribution Services.    Ultimus Fund Distributors, LLC (“Ultimus”) provides certain services to the Trust pursuant to an agreement most recently approved by the Board on December 10, 2019, in connection with the issuance and sale of shares of the Portfolios of the Trust. Because shares of the Trust’s investment portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services provided by Ultimus are limited and are not primarily intended to result in the sale of Trust shares. Ultimus will receive an annual fee of $50,000 for performing the services listed under its agreement. The principal offices of Ultimus, a wholly-owned subsidiary of Ultimus Fund Solutions LLC, are located at 225 Pictoria Drive, suite 450, Cincinnati, OH 45246.

Holders of 5% of Shares on Record Date.

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of any of the Affected Portfolios as of the Record Date. The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares the Adviser disclaims beneficial ownership. The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of each Affected Portfolio.

SHAREHOLDER PROPOSALS.

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The 1940 Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

Dated:   February 12, 2021

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

APPENDIX A

Pro Forma Fee and Expense Table: The Value Equity Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Value Equity Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the fee rate at which Echo Street would be compensated under the Proposed Amendment will be higher the fee schedule under which it is currently compensated. As of December 31, 2020, there were no assets of The Value Equity Portfolio allocated to Echo Street to manage. Accordingly, it is expected that the overall advisory fees payable by the Portfolio will not change immediately upon implementation of the Proposed Amendment. The extent of any future increase will depend on the manner in which the Adviser allocates portions of the Portfolio’s assets among the various Specialist Managers.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2020, with the management fees and expenses that would have been incurred during such periods had Echo Street managed assets for the Portfolio in accordance with the Proposed Amendment. These fees and expenses are based on the actual allocation of assets among the various Specialist Managers as of December 31, 2020.

HC Strategic Shares

Fees and Expenses

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2020 were approximately $538 million.

As of December 31, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 0% to Echo Street; 0% to Frontier; 0% to Mellon’s Index Strategies; 0% to Mellon’s Factor Strategies; 0% to Mellon’s U.S. Multi-Factor Strategy; 0% to Parametric’s Liquidity Strategy; 0% to Parametric’s Options Overlay Strategy; 1% to Parametric’s Targeted Strategy; 99% to Parametric’s Tax-Managed Custom Strategy; and 0% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Amendment as of 6/30/2020
Management Fees*	0.13%	0.13%
Other Expenses	0.08%	0.08%
Total Portfolio Operating Expenses	0.21%	0.21%

*The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples.     The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Amendment had been in place during such period

1 year	$ 22	$ 22

3 years	$ 68	$ 68

5 years	$118	$118

10 years	$268	$268

HC Advisors Shares

Fees and Expenses

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2020.

As of December 31, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 0% to Echo Street; 0% to Frontier; 0% to Mellon’s Index Strategies; 0% to Mellon’s Factor Strategies; 0% to Mellon’s U.S. Multi-Factor Strategy; 0% to Parametric’s Liquidity Strategy; 0% to Parametric’s Options Overlay Strategy; 1% to Parametric’s Targeted Strategy; 99% to Parametric’s Tax-Managed Custom Strategy; and 0% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Amendment as of 6/30/2020
Management Fees*	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.08%	0.08%
Total Portfolio Operating Expenses	0.47%	0.47%

*The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Amendment had been in place during such period

1 year	$ 47	$ 47

3 years	$148	$148

5 years	$258	$258

10 years	$579	$579

APPENDIX B

Pro Forma Fee and Expense Table: The Growth Equity Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Growth Equity Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the fee rate at which Echo Street would be compensated under the Proposed Amendment will be higher the fee schedule under which it is currently compensated. As of December 31, 2020, there were no assets of The Growth Equity Portfolio allocated to Echo Street to manage. Accordingly, it is expected that the overall advisory fees payable by the Portfolio will not change immediately upon implementation of the Proposed Amendment. The extent of any future increase will depend on the manner in which the Adviser allocates portions of the Portfolio’s assets among the various Specialist Managers.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2020, with the management fees and expenses that would have been incurred during such periods had Echo Street managed assets for the Portfolio in accordance with the Proposed Amendment. These fees and expenses are based on the actual allocation of assets among the various Specialist Managers as of December 31, 2020.

HC Strategic Shares

Fees and Expenses

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2020 were approximately $737 million.

As of December 31, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 0% to Echo Street; 23% to Jennison; 0% to Mellon’s Index Strategies; 0% to Mellon’s Factor Strategies; 0% to Mellon’s U.S. Multi-Factor Strategy; 3% to Parametric’s Liquidity Strategy; 0% to Parametric’s Options Overlay Strategy; 1% to Parametric’s Targeted Strategy; 73% to Parametric’s Tax-Managed Custom Strategy; and 0% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Amendment as of 6/30/2020
Management Fees*	0.18%	0.18%
Other Expenses	0.08%	0.08%
Total Portfolio Operating Expenses	0.26%	0.26%

*The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Amendment had been in place during such period

1 year	$ 27	$ 27

3 years	$ 84	$ 84

5 years	$146	$146

10 years	$331	$331

HC Advisors Shares

Fees and Expenses

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2020.

As of December 31, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 0% to Echo Street; 23% to Jennison; 0% to Mellon’s Index Strategies; 0% to Mellon’s Factor Strategies; 0% to Mellon’s U.S. Multi-Factor Strategy; 3% to Parametric’s Liquidity Strategy; 0% to Parametric’s Options Overlay Strategy; 1% to Parametric’s Targeted Strategy; 73% to Parametric’s Tax-Managed Custom Strategy; and 0% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Amendment as of 6/30/2020
Management Fees*	0.18%	0.18%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.08%	0.08%
Total Portfolio Operating Expenses	0.51%	0.51%

*The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Amendment had been in place during such period

1 year	$ 52	$ 52

3 years	$164	$164

5 years	$285	$285

10 years	$640	$640

APPENDIX C

Pro Forma Fee and Expense Table: The Institutional U.S. Equity Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional U.S. Equity Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the fee rate at which Echo Street would be compensated under the Proposed Amendment will be higher the fee schedule under which it is currently compensated. Based on the allocation of assets of The Institutional U.S. Equity Portfolio as of December 31, 2020, the overall advisory fees payable by the Portfolio will increase. The extent of such increase going forward, however, will depend on the manner in which the Adviser allocates portions of the Portfolio’s assets among the various Specialist Managers.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2020, with the management fees and expenses that would have been incurred during such periods had Echo Street managed assets for the Portfolio in accordance with the Proposed Amendment. These fees and expenses are based on the actual allocation of assets among the various Specialist Managers as of December 31, 2020.

HC Strategic Shares

Fees and Expenses

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2020 were approximately $2.7 billion.

As of December 31, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 11% to Echo Street; 0% to Frontier; 7% to Jennison; 55% to Mellon’s Index Strategies; 12% to Mellon’s Factor Strategies; 0% to Mellon’s U.S. Multi-Factor Strategy; 0% to PIMCO’s RAFI U.S. Multi-Factor Strategy; 0% to PIMCO’s Enhanced Index Strategy; 11% to Parametric’s Liquidity Strategy; 0% to Parametric’s Options Overlay Strategy; 1% to Parametric’s Targeted Strategy; 2% to Wellington Management; and 1% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Amendment as of 6/30/2020
Management Fees*	0.19%	0.20%
Other Expenses	0.09%	0.09%
Total Portfolio Operating Expenses	0.28%	0.29%

*The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Amendment had been in place during such period

1 year	$ 29	$ 30

3 years	$ 90	$ 93

5 years	$157	$163

10 years	$356	$368

HC Advisors Shares

Fees and Expenses

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2020.

As of December 31, 2020, the allocations for each of the Specialist Managers then serving the Portfolio were: 11% to Echo Street; 0% to Frontier; 7% to Jennison; 55% to Mellon’s Index Strategies; 12% to Mellon’s Factor Strategies; 0% to Mellon’s U.S. Multi-Factor Strategy; 0% to PIMCO’s RAFI U.S. Multi-Factor Strategy; 0% to PIMCO’s Enhanced Index Strategy; 11% to Parametric’s Liquidity Strategy; 0% to Parametric’s Options Overlay Strategy; 1% to Parametric’s Targeted Strategy; 2% to Wellington Management; and 1% to HC Capital Solutions.

	Fees as of 6/30/2020	Fees Under Proposed Amendment as of 6/30/2020
Management Fees*	0.19%	0.20%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.09%	0.09%
Total Portfolio Operating Expenses	0.53%	0.54%

*The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2020	Expenses that would have been incurred during the FYE 6/30/2020 if the Proposed Amendment had been in place during such period

1 year	$ 54	$ 55

3 years	$170	$173

5 years	$296	$302

10 years	$665	$677

APPENDIX D

Specialist Managers Guide

Information about Echo Street

Echo Street was established in 2002 and is a registered investment adviser. Echo Street had, as of December 31, 2020 approximately $10.3 billion in assets under management, of which approximately $298 million represented assets of mutual funds. The address of Echo Street’s principal headquarters is 12 E. 49th Street, 44th Floor, New York, NY 10017. Echo Street is 100% owned by its founder, Mr. Greg Poole.

Echo Street currently serves as a Specialist Manager to each of the Affected Portfolios. With respect to such Affected Portfolios, for the fiscal year ended June 30, 2020, Echo Street received advisory fees from each Affected Portfolio in the amounts set forth opposite their respective names below

The Value Equity Portfolio	$0
The Growth Equity Portfolio	$0
The Institutional U.S. Equity Portfolio	$424,000

Greg Poole is responsible for making the day-to-day investment decisions for that portion of the Portfolios’ assets assigned to Echo Street. Mr. Poole founded Echo Street in 2002 and serves as the Firm’s Managing Partner and the Portfolio Manager of the Echo Street funds. He is responsible for all aspects of the Firm’s investment process and risk management. Mr. Poole was the sole portfolio manager of the Goldman Sachs Waterside Opportunity Fund, a real estate focused long/short equity fund, for one year prior to launching Echo Street. Prior to that, he was the co-portfolio manager of the GS Real Estate Securities Fund, a mutual fund, from 2000-2001. Mr. Poole began his career at Goldman Sachs in the Real Estate Principal Investment area in 1996. Mr. Poole graduated first in his class from the University of Western Ontario.

The name and principal occupation of the principal executive officer and each director of Echo Street is as follows:

Name	Principal Occupation

Greg Poole	Portfolio Manager & Managing Member

Echo Street does not act as an investment advisor with respect to any other registered fund that has an investment objective and strategies similar to that of the Portfolio.

EXHIBIT 1

HC Capital Trust [                ] Portfolio

Amendment No. 1 to the Portfolio Management Agreement

Amendment, made as of [                ], 2021, to the Portfolio Management Agreement dated February 11, 2020 (the “Agreement”) between the HC Capital Trust, an investment company registered under the Investment Company Act of 1940 as an open-end, series, management investment company, and Echo Street Capital Management LLC, a limited liability company organized under the laws of the State of Delaware (“Portfolio Manager”). All capitalized terms used in this Amendment and not defined herein shall have the same meaning ascribed to them in the Agreement. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

WHEREAS, Portfolio Manager provides day-to-day portfolio management services to a portion of the HC Capital Trust [                ] Portfolio (“Portfolio”), a separate series of the Trust, pursuant to the Agreement; and

WHEREAS, the Trust and the Portfolio Manager have agreed to amend the Agreement in a manner that will modify the fees payable to the Portfolio Manager, as more fully set forth herein, and the Trust has determined that such amendment is in the interests of the shareholders of the Portfolio;

NOW, THEREFORE, it is hereby agreed that Section 4 of the Agreement will be replaced in its entirety by the following:

4.            Expenses and Compensation. (a) Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) brokerage and custodial fees, commissions and handling charges, transfer fees, registration costs and other expenses and fees reasonably related to the purchase, sale, preservation or transmittal of Account assets in accordance with this Agreement, including any portion of such commissions attributable to research and brokerage services; (ii) taxes payable in relation to all transactions, assets, income and profits with respect to the Account; and (iii) any similar costs and investment-related expenses arising out of transactions effected on behalf of the Account. Notwithstanding the foregoing, Portfolio Manager shall bear its own operating and overhead expenses attributable to the provision of its investment management services, as well as all travel and related expenses.

(b)  Subject to the foregoing, the actual fee that Portfolio Manager shall be entitled to receive from the Portfolio shall be calculated daily and payable monthly in arrears, at the annual rate of 0.85% on the first $50 million of Combined Assets; 0.70% on the next $50 million of Combined Assets; 0.60% on the next $100 million of Combined Assets; and 0.55% on Combined Assets in excess of $200 million. Fees for partial periods shall be prorated for the portion of the period for which services were rendered. For purposes of this Agreement “Combined Assets” shall mean the sum of the net assets of (i) the Account and (ii) any other assets of the Trust managed by Portfolio Manager. For avoidance of doubt, Trust assets will be valued in accordance with the Trust’s Procedures for Determining Net Asset Value for the Trust.

This Amendment may be executed in any number of counterparts by the parties hereto (including facsimile transmission), each of which counterparts when so executed shall constitute an original, but the counterparts when together shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized representatives as of the date first above written.

HC CAPITAL TRUST

By:
Title:

ECHO STREET CAPITAL MANAGEMENT, LLC

By:
Title:

PROXY TABULATOR SCAN TO P.O. BOX 9112 VIEW MATERIALS & VOTE FARMINGDALE, NY 11735 EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D28467-S14228 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees unanimously recommends you vote FOR the approval of the proposal: For Against Abstain 1. Approval of an amendment to Portfolio Management Agreement between the Trust, on behalf of The Value Equity Portfolio, and Echo Street Capital Management, LLC. Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof. This proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as indicated or “FOR” the proposal if no choice is indicated. PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY. Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting of Shareholders and Proxy Statement is available at www.proxyvote.com D28468-S14228 SPECIAL MEETING OF SHAREHOLDERS OF THE VALUE EQUITY PORTFOLIO (the “Affected Portfolios”) OF HC CAPITAL TRUST March 12, 2021 The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, March 12, 2021 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR SCAN TO P.O. BOX 9112 VIEW MATERIALS & VOTE FARMINGDALE, NY 11735 EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D28469-S14228 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees unanimously recommends you vote FOR the approval of the proposal: For Against Abstain 2. Approval of an amendment to the Portfolio Management Agreement between the Trust, on behalf of The Growth Equity Portfolio, and Echo Street Capital Management, LLC. Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof. PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY. Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting of Shareholders and Proxy Statement is available at www.proxyvote.com D28470-S14228 SPECIAL MEETING OF SHAREHOLDERS OF THE GROWTH EQUITY PORTFOLIO (the “Affected Portfolios”) OF HC CAPITAL TRUST March 12, 2021 The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, March 12, 2021 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy. PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR SCAN TO P.O. BOX 9112 VIEW MATERIALS & VOTE FARMINGDALE, NY 11735 EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D28471-S14228 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees unanimously recommends you vote FOR the approval of the proposal: For Against Abstain 3. Approval of an amendment to Portfolio Management Agreement between the Trust, on behalf of The Institutional U.S. Equity Portfolio, and Echo Street Capital Management, LLC. Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof. PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY. Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting of Shareholders and Proxy Statement is available at www.proxyvote.com D28472-S14228 SPECIAL MEETING OF SHAREHOLDERS OF THE INSTITUTIONAL U.S. EQUITY PORTFOLIO (the “Affected Portfolios”) OF HC CAPITAL TRUST March 12, 2021 The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, March 12, 2021 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy. PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR SCAN TO P.O. BOX 9112 VIEW MATERIALS & VOTE FARMINGDALE, NY 11735 EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.